UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2006

MEDINA INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50482

(Commission File Number)

98-0377767

(IRS Employer Identification No.)

1305-1090 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3V7

(Address of principal executive offices and Zip Code)

604-685-9316

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors’ Appointment of Principal Officers.

Medina International Corp. (the “Company”), announced that Brad Colby has resigned as Chief Executive Officer, President and a Director of the Company and that Harvey Lim has resigned as a Director of the Company. Both resignations are effective as of January 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDINA INTERNATIONAL CORP.

By:

/s/ Nick DeMare

Nick DeMare

Title: Treasurer, CFO and sole Director

Date:	January 24, 2006